EXHIBIT 99.2

  CERTIFICATION OF CHIEF FINANCIAL OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Troy Woodbury, Jr., the Chief Financial Officer of Wegener Corporation (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended February 28, 2003 (the "Report") filed with the Securities and Exchange Commission:

     o fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ C. Troy Woodbury, Jr.

                                        NAME:  C. TROY WOODBURY, JR.
                                        TITLE: TREASURER AND CHIEF FINANCIAL
                                               OFFICER (PRINCIPAL FINANCIAL
                                               OFFICER)
                                        DATE:  APRIL 10, 2003